Exhibit 10.22

[Form of Letter Agreement]

______________, 2007

Advanced Technology Acquisition Corp.
14 A Achimeir Street
Ramat Gan 52587 Israel

CRT Capital Group LLC
262 Harbor Drive
Stamford, Connecticut 06902

I-Bankers Securities, Inc.
125 E. John Carpenter Freeway, Suite 260
Irving, Texas 75062

Re: Initial Public Offering

Gentlemen:

This letter agreement is being delivered to you in accordance with the Underwriting Agreement (the “Underwriting Agreement”) entered into by and among Advanced Technology Acquisition Corp., a Delaware corporation (the “Company”), CRT Capital Group LLC (“CRT”), and I-Bankers Securities, Inc. (“I-Bankers,” and together with CRT, the “Underwriters”), relating to an underwritten initial public offering (the “IPO”) of the Company’s units (the “Units”), each comprised of one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and one warrant exercisable for one share of Common Stock (a “Warrant”).

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement and to proceed with the IPO, and in recognition of the benefit that such IPO will confer upon the undersigned as a stockholder of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees with the Company and the Underwriters as follows.

The undersigned hereby agrees that, on a date that is within the five-day period following the date that is 45 days after the date of the Underwriting Agreement or, if earlier, the date the Underwriters terminate their Over-allotment Option (as defined in the Underwriting Agreement) pursuant to the terms of the Underwriting Agreement, the undersigned will forfeit to the Company, and the Company shall accept from the undersigned, at no cost, the number of shares of Common Stock determined by multiplying (A) a fraction, (x) the numerator of which is the number of Insider Shares held by the undersigned, and (y) the denominator of which is the number of Insider Shares held by all Insiders, by (B) 6,250,000 minus the product of (x) the sum of (i) the number of Units sold in the IPO and (ii) the number of Units, if any, sold in the IPO pursuant to the exercise by the Underwriters of their Over-allotment Option, and (y) 0.25, provided, however, that if this is a negative number, then no shares shall be forfeited.

Furthermore, the undersigned hereby agrees that the aggregate number of shares to be forfeited by all Initial Stockholders (as such term is defined in the Registration Statement relating to the Company’s initial public offering) will be equal to the number of shares resulting from the calculation in (B) above. In the event that one or more of the Initial Stockholders do not sign this Letter Agreement, the aggregate number of shares to be forfeited by all Initial Stockholders who do sign this Letter Agreement will be equal to the number of shares resulting from the calculation in (B) above.

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IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day and year first above written.

ADVANCED TECHNOLOGY ACQUISITION CORP.

itle: Chairman and Chief Executive Officer
By: ____________________________________
Name:
Title:

CRT CAPITAL GROUP LLC

itle: Chairman and Chief Executive Officer
By: ____________________________________
Name:
Title:

I-BANKERS SECURITIES, INC.

itle: Chairman and Chief Executive Officer
By: ____________________________________
Name:
Title:

[INSIDER STOCKHOLDER]

By: ____________________________________
Name:
Title: